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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):
                                 August 14, 2003


                            ZOLL MEDICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        Massachusetts                   000-20225                04-2711626
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)


                 269 Mill Road, Chelmsford, Massachusetts 01824
                    (Address of principal executive offices)

                                 (978) 421-9655
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On August 14, 2003, ZOLL Medical Corporation issued the press release attached to this Form 8-K as Exhibit 99.1.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 14, 2003

                                   ZOLL MEDICAL CORPORATION

                                   By: /s/ A. Ernest Whiton
                                      -----------------------------------
                                      Name:  A. Ernest Whiton
                                      Title: Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)